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                                                                       EXHIBIT 7

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Prospectus constituting part of this Pret-Effective Amendment No. 1 to the registration statement on Form S-6 (the "Registration Statement") of our report dated March 9, 1999, relating to the financial statements of New York Life Insurance and Annuity Corporation. We also consent to the reference to us under the heading "Independent Accountants" which appears in such Prospectus.

PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, New York
July 21, 1999